U.S. GLOBAL INVESTORS FUNDS

Emerging Europe Fund

Investor Class Shares

SUPPLEMENT DATED SEPTEMBER 10, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2014

Effective July 31, 2014, the agreement with Charlemagne Capital (IOM) Limited for nondiscretionary subadvisory services to the Emerging Europe Fund was terminated.